QUEENS ROAD SMALL CAP VALUE FUND
QUEENS ROAD VALUE FUND

Each a Series of Bragg Capital Trust

Supplement dated June 3, 2014

To Prospectus and Statement of Additional Information dated September 28, 2013

The front cover page of each of the Prospectus and Statement of Additional Information is hereby amended to include the ticker symbol for each fund as follows:

Queens Road Small Cap Value Fund (QRSVX)
Queens Road Value Fund (QRVLX)

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information each dated September 28, 2013, which provide information that you should know about the Funds before investing.  These documents are available upon request and without charge by calling the Funds toll-free at (800) 595-3088 and by visiting www.queensroadfunds.com.  You should retain this Supplement for future reference.